SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2006
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 955-2200
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     Sale of Bank of America Plaza
     On September 28, 2006, CSC Associates, L.P. (“CSC”) sold Bank of America Plaza (the “Building”), a 1.25 million square foot office building in Atlanta, Georgia, to BentleyForbes Acquisitions, LLC for approximately $436 million in cash, before adjustment for broker and advisory fees and other customary closing costs. CSC is a partnership in which Cousins Properties Incorporated (the “Company”) and an affiliate of Bank of America Corporation each own a 50% ownership interest, and the Company accounts for its interest under the equity method. CSC was obligated under a non-recourse mortgage note payable with an outstanding principal balance of approximately $139 million, the proceeds of which it loaned to the Company. The Company repaid this note in full upon sale and paid defeasance costs of approximately $15 million.
     The Company filed Current Reports on Form 8-K on July 21, 2006, August 8, 2006 and August 15, 2006 disclosing this transaction.

2

Item 9.01. Financial Statements and Exhibits
(b)	Pro forma financial information. The following financial information of the Company is filed herewith:
     Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)	F-2
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005 (unaudited)	F-4
Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2006 (unaudited)	F-6
(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1
Purchase and Sale Agreement between CSC Associates, L.P. and BentleyForbes Acquisitions, LLC with respect to Bank of America Plaza, Atlanta, Georgia, July 14, 2006; First amendment to Purchase and Sale Agreement dated August 3, 2006; and Reinstatement and second amendment to Purchase and Sale Agreement dated August 11, 2006.

3

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 3, 2006

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary

4

COUSINS PROPERTIES INCORPORATED
SUMMARY OF UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION
     The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and notes of Cousins Properties Incorporated (the “Company” or the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, its quarterly report filed on Form 10-Q for the quarter ended June 30, 2006 and its Current Reports on Form 8-K filed on May 4, 2006, June 19, 2006, July 6, 2006, July 21, 2006, August 8, 2006, August 15, 2006 and September 19, 2006.
     The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 has been prepared to give effect to the sale of Bank of America Plaza, the sale of Frost Bank Tower and the purchase of the partnership interests in 191 Peachtree Tower as if these transactions had occurred on June 30, 2006. The purchase of the partnership interests in 191 Peachtree Tower will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” A Current Report on Form 8-K was filed by the Company on September 19, 2006 describing the sale of Frost Bank Tower and the purchase of the interests in 191 Peachtree Tower. In addition, the unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 was prepared to give effect as if the full base contribution was received on June 30, 2006 related to the second quarter 2006 contribution of five of the Company’s consolidated retail properties to a new joint venture formed with The Prudential Insurance Company of America on behalf of a separate account managed for institutional investors by Prudential Real Estate Investors (the “Venture”). A Current Report on Form 8-K was filed on July 6, 2006 by the Company describing the Venture formation and the base contribution details and included unaudited pro forma financial information related to the Venture formation.
     The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 have been prepared to give effect as if the Bank of America Plaza sale, Frost Bank Tower sale, the purchase of the interests in 191 Peachtree Tower and the Venture formation occurred on January 1, 2005. The pro forma financial information reflects the receipt of the full base contribution related to the Venture as if it had occurred on January 1, 2005.
     These unaudited condensed consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2006 transactions referred to above been consummated on January 1, 2005 for income statement purposes or on June 30, 2006 for balance sheet purposes.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2006
(Unaudited, in thousands, except share and per share amounts)

		Adjustments
	Cousins
	Properties			Frost Bank		191 Peachtree		Bank of
	Incorporated	Venture		Tower		Tower		America Plaza		Pro Forma
	Historical (a)	Formation		Disposition		Acquisition		Disposition		Total
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation	$424,818	$—		$(128,344	)(b)	$138,232	(c)	$—		$434,706
Land held for investment or future development	96,643	—		—		—		—		96,643
Projects under development	315,775	—		—		—		—		315,775
Residential lots under development	8,477	—		—		—		—		8,477

Total properties	845,713	—		(128,344)		138,232		—		855,601

CASH AND CASH EQUIVALENTS	16,116	133,375	(e)	183,135	(d)	(151,167	)(c)	(139,732	)(l)	76,097
		(133,375	)(f)	(11,025	)(f)			205,380	(m)
				(10,456	)(g)			(15,344	)(n)
								(810	)(o)

RESTRICTED CASH	2,358	—		—		—		—		2,358
RECEIVABLE FROM VENTURE PARTNER	133,375	(133,375	)(e)	—		—		—		—
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts	28,917	—		(4,022	)(b)	—		—		24,895
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	234,644	—		—		—		132,529	(p)	161,793
								(205,380	)(m)
OTHER ASSETS, including goodwill	39,866	—		(505	)(b)	15,320	(c)	(1,443	)(q)	51,063
				(1,285	)(h)			(890	)(r)	51,063

TOTAL ASSETS	$1,300,989	$(133,375)		$27,498		$2,385		$(25,690)		$1,171,807

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$404,612	$(133,375	)(f)	$(11,025	)(f)	$—		$(139,732	)(l)	$120,480

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	74,300	—		(5,738	)(b)	2,385	(c)	(810	)(o)	71,986
				1,147	(i)
				702	(k)

DEFERRED GAIN	154,580	—		—		—		—		154,580
DEPOSITS AND DEFERRED INCOME	2,394	—		—		—		—		2,394

TOTAL LIABILITIES	635,886	(133,375)		(14,914)		2,385		(140,542)		349,440

MINORITY INTERESTS	58,175	—		(10,456	)(g)	—		—		47,719

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	—		—		—		—		100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	—		—		—		—		100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,564,472 shares issued at June 30, 2006	53,564	—		—		—		—		53,564
Additional paid-in capital	320,329	—		—		—		—		320,329
Treasury stock at cost, 2,691,582 shares	(64,894)	—		—		—		—		(64,894)
Cumulative undistributed net income	97,929	—		52,868	(j)			130,196	(s)	265,649
								(15,344	) (n)	51,063

TOTAL STOCKHOLDERS’ INVESTMENT	606,928	—		52,868		—		114,852		774,648

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,300,989	$(133,375)		$27,498		$2,385		$(25,690)		$1,171,807

See Notes to Pro Forma Balance Sheet on the following page.

NOTES TO PRO FORMA BALANCE SHEET
(a)	Historical financial information is derived from the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006.

(b)	Reflects the basis at June 30, 2006 of the real estate and other assets and liabilities of Frost Bank Tower.

(c)	Reflects the purchase price of the interests in 191 Peachtree Tower and an accrual for estimated closing costs related to the transaction. The purchase price is allocated between tangible and intangible assets. Intangible assets are estimated to be approximately 10% of the purchase price and are included in other assets on the balance sheet. Intangible assets consist of above- and below-market leases and in-place leases. Management believes that this estimate is reasonable; however, it is subject to change based on additional review and analysis.

(d)	Reflects proceeds received from the sale of Frost Bank Tower.

(e)	Reflects receipt of the full base contribution in the Venture transaction. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(f)	Assumes that the Company used the proceeds from the sale of Frost Bank Tower and the receipt of the remaining base contribution from the Venture, net of the purchase of the interests in 191 Peachtree Tower, to repay borrowings under its credit and construction facilities.

(g)	Reflects the payment to a third party for its minority interest in Frost Bank Tower.

(h)	Reflects goodwill allocated to Frost Bank Tower.

(i)	Reflects the Company’s liability under tenant lease agreements at Frost Bank Tower to complete certain tenant improvements.

(j)	Reflects the Company’s estimate of the gain on sale of Frost Bank Tower, net of a 39% income tax provision on the portion of the gain attributable to the Company’s taxable subsidiary.

(k)	Reflects the estimated income tax liability on the gain on sale of Frost Bank Tower.

(l)	The Company is obligated to repay in full the mortgage note payable related to CSC Associates, L. P. (“CSC”), as the proceeds of this note were loaned from CSC to the Company and the full liability was assumed by the Company. This amount reflects the principal balance of this debt.

(m)	Reflects the distribution to the Company from CSC for its share of cash from the sale of Bank of America Plaza.

(n)	Reflects the debt defeasance fee related to the CSC debt discussed in note (l), as the Company was obligated to pay this amount on behalf of CSC.

(o)	Reflects payment of accrued interest on CSC’s debt.

(p)	Reflects the Company’s share of the gain on sale of Bank of America Plaza.

(q)	Reflects goodwill allocated to the Company’s investment in CSC.

(r)	Reflects unamortized loan closing costs related to the debt of CSC discussed in note (l).

(s)	Reflects the Company’s share of the gain on sale of Bank of America Plaza, after adjustments for goodwill and unamortized loan closing costs.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005
(Unaudited, in thousands, except per share amounts)

		Adjustments
	Cousins
	Properties			Frost Bank		191 Peachtree		Bank of
	Incorporated	Venture		Tower		Tower		America Plaza		Pro Forma
	Historical (a)	Formation		Disposition		Acquisition		Disposition		Total
REVENUES:
Rental property revenues	$100,602	$(23,500	)(b)	$(10,886	)(c)	$41,769	(d)	$—		$106,070
						(1,915	)(e)
Fee income	20,082	705	(f)	217	(g)	—		—		21,004
Multi-family residential unit sales	11,233	—		—		—		—		11,233
Residential lot and outparcel sales	21,933	—		—		—		—		21,933
Interest and other	1,886	—		—		3,072	(d)	—		4,958

	155,736	(22,795)		(10,669)		42,926		—		165,198

COSTS AND EXPENSES:
Rental property operating expenses	40,005	(6,312	)(b)	(5,763	)(c)	12,130	(d)	—		40,060
General and administrative expenses	40,703	—		—		—		—		40,703
Depreciation and amortization	36,518	(7,620	)(b)	(5,233	)(c)	6,894	(h)	—		30,559
Multi-family residential unit cost of sales	9,405	—		—		—		—		9,405
Residential lot and outparcel cost of sales	16,404	—		—		—		—		16,404
Interest expense	9,094	(3,153	)(b)	—		—		(10,197	) (n)	—
		(3,117	)(i)					6,125	(o)
		1,248	(j)

Other	1,322	(16	)(b)	—		—		—		1,306

	153,451	(18,970)		(10,996)		19,024		(4,072)		138,437

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,285	(3,825)		327		23,902		4,072		26,761

PROVISION FOR INCOME TAXES FROM OPERATIONS	(7,756)	—		—		—		—		(7,756)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(3,037)	(2,242	)(l)	994	(m)	—		—		(3,687)
		598	(m)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	40,955	736	(k)	—		—		(10,963	) (p)	30,728

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	32,447	(4,733)		1,321		23,902		(6,891)		46,046

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	15,733	—		—		—		—		15,733

INCOME FROM CONTINUING OPERATIONS	48,180	(4,733)		1,321		23,902		(6,891)		61,779
DIVIDENDS TO PREFERRED STOCKHOLDERS	(15,250)	—		—		—		—		(15,250)

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$32,930	$(4,733)		$1,321		$23,902		$(6,891)		$46,529

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — BASIC:
Income from continuing operations	$0.66									$0.93

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — DILUTED:
Income from continuing operations	$0.64									$0.90

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.48									$1.48

WEIGHTED AVERAGE SHARES	49,989									49,989

DILUTED WEIGHTED AVERAGE SHARES	51,747									51,747

See Notes to Pro Forma Income Statement on the following page.

NOTES TO PRO FORMA STATEMENT OF INCOME
(a)	Historical financial information is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(b)	Reflects the elimination of revenues and expenses (including interest on a property specific mortgage) for the properties contributed to the Venture.

(c)	Reflects the elimination of revenues and expenses of Frost Bank Tower.

(d)	Reflects the inclusion of the revenues and expenses of 191 Peachtree Tower, after giving effect to straight-line rents commencing January 1, 2005.

(e)	Reflects the reduction in rental revenues for the amortization of above- and below-market rents.

(f)	Reflects a 3% management fee on gross revenues for the Company’s management of the properties in the Venture under a management agreement with the Venture.

(g)	Reflects a 2.5% management fee on gross revenues for the Company’s management of Frost Bank Tower under a management agreement with the purchaser.

(h)	Reflects depreciation and amortization for 191 Peachtree Tower based on the purchase price of the assets using the straight-line method over the following estimated useful lives: building — 30 years; tenant improvements — 4 years; in-place leases — 4 years.

(i)	Reflects a reduction in interest expense based on the assumption that the Company used the proceeds from the sale of Frost Bank Tower and the receipt of the remaining base contribution from the Venture, net of the purchase of the interest in 191 Peachtree Tower, to repay borrowings under its credit and construction facilities.

(j)	Reflects the reversal of interest capitalized on projects under construction contributed to the Venture.

(k)	Reflects the Company’s 11.5% share of income in the Venture under the equity method of accounting. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(l)	Reflects a preferred return to the Company’s partner in the Venture. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(m)	Reflects the reversal of minority interest in the entity that owned Frost Bank Tower and one of the properties contributed to the Venture. Had the transactions occurred on January 1, 2005, a distribution of the partner’s capital account would have been made and the partner would not have earned a preferred return on that portion of capital for the period.

(n)	Reflects the elimination of interest expense on the debt at CSC. (See note (l) in the balance sheet notes.)

(o)	Reflects the reversal of interest capitalized in excess of pro forma interest incurred.

(p)	Reflects the reversal of the Company’s share of income from CSC.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(Unaudited, in thousands, except per share amounts)

		Adjustments
	Cousins
	Properties			Frost Bank		191 Peachtree		Bank of
	Incorporated	Venture		Tower		Tower		America Plaza		Pro Forma
	Historical (a)	Formation		Disposition		Acquisition		Disposition		Total
REVENUES:
Rental property revenues	$58,242	$(12,853	)(b)	$(6,777	)(c)	$14,115	(d)	$—		$51,769
						(958	)(e)
Fee income	8,922	382	(f)	157	(g)	—		—		9,461
Multi-family residential unit sales	21,715	—		—		—		—		21,715
Residential lot and outparcel sales	7,634	—		—		—		—		7,634
Interest and other	3,544	—		—		1,118	(d)	—		4,662

	100,057	(12,471)		(6,620)		14,275		—		95,241

COSTS AND EXPENSES:
Rental property operating expenses	22,774	(3,300	)(b)	(3,673	)(c)	5,297	(d)	—		21,098
General and administrative expenses	19,838	—		—		—		—		19,838
Depreciation and amortization	24,512	(4,041	)(b)	(2,855	)(c)	3,447	(h)	—		21,063
Multi-family residential unit cost of sales	17,735	—		—		—		—		17,735
Residential lot and outparcel cost of sales	5,501	—		—		—		—		5,501
Interest expense	8,493	(1,546	)(b)	—		—		(4,986	) (o)	—
		(6,761	)(i)					4,340	(p)
		460	(j)
Loss on extinguishment of debt	2,764	(2,764	)(k)	—		—		—		—
Other	935	—		—		—		—		935

	102,552	(17,952)		(6,528)		8,744		(646)		86,170

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(2,495)	5,481		(92)		5,531		646		9,071

PROVISION FOR INCOME TAXES FROM OPERATIONS	(4,296)	—		—		—		—		(4,296)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(2,391)	(1,128	)(m)	490	(n)	—		—		(2,730)
		299	(n)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	20,527	427	(l)	—		—		(5,483	) (q)	15,471

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	11,345	5,079		398		5,531		(4,837)		17,516

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	866	—		—		—		—		866

INCOME FROM CONTINUING OPERATIONS	12,211	5,079		398		5,531		(4,837)		18,382

DIVIDENDS TO PREFERRED STOCKHOLDERS	(7,625)	—		—		—		—		(7,625)

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$4,586	$5,079		$398		$5,531		$(4,837)		$10,757

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — BASIC:
Income from continuing operations	$0.09									$0.21

PER SHARE INFORMATION AVAILABLE TO COMMON STOCKHOLDERS — DILUTED:
Income from continuing operations	$0.09									$0.21

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.74									$0.74

WEIGHTED AVERAGE SHARES	50,377									50,377

DILUTED WEIGHTED AVERAGE SHARES	52,019									52,019

See Notes to Pro Forma Income Statement on the following page.

NOTES TO PRO FORMA STATEMENT OF INCOME
(a)	Historical financial information is derived from the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006.

(b)	Reflects the elimination of revenues and expenses (including interest on a property specific mortgage) for the contributed properties to the Venture.

(c)	Reflects the elimination of revenues and expenses of Frost Bank Tower.

(d)	Reflects the inclusion of the revenues and expenses of 191 Peachtree Tower, after giving effect to straight-line rents commencing January 1, 2005.

(e)	Reflects the reduction in rental revenues for the amortization of above- and below-market rents.

(f)	Reflects a 3% management fee on gross revenues for the Company’s management of the properties in the Venture under a management agreement with the Venture.

(g)	Reflects a 2.5% management fee on gross revenues for the Company’s management of Frost Bank Tower under a management agreement with the purchaser.

(h)	Reflects depreciation and amortization for the 191 Building based on the purchase price of the assets using the straight-line method over the following estimated useful lives: building — 30 years; tenant improvements — 4 years; in-place leases — 4 years.

(i)	Reflects a reduction in interest expense based on the assumption that the Company used the proceeds from the sale of Frost Bank Tower and the receipt of the remaining base contribution from the Venture, net of the purchase of the interest in the 191 Building, to repay borrowings under its credit and construction facilities.

(j)	Reflects the reversal of interest capitalized on projects under construction.

(k)	Reflects the reversal of this non-recurring item, which was related to the Venture formation, for pro forma financial statement purposes.

(l)	Reflects the Company’s 11.5% share of income in the Venture under the equity method of accounting. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(m)	Reflects a preferred return to the Company’s partner in the Venture. See the Company’s Current Report on Form 8-K filed on July 6, 2006 for more information.

(n)	Reflects the reversal of minority interest in the entity that owned Frost Bank Tower and one of the properties contributed to the Venture. Had the transactions occurred on January 1, 2005, a distribution of the partner’s capital account would have been made and the partner would not have earned a preferred return on that portion of capital for the period.

(o)	Reflects a reduction of interest expense related to the debt at CSC which was loaned to the Company. (See note (l) in the balance sheet notes.)

(p)	Reflects the reversal of interest capitalized in excess of pro forma interest incurred.

(q)	Reflects the reversal of the Company’s share of income from CSC.